SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 2059


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 12, 2002
                Date of Report (Date of Earliest Event Reported)

                          Commission file number 1-4171

                                 KELLOGG COMPANY
             (Exact Name of Registrant as Specified in its Charter)

  State of Incorporation - Delaware IRS Employer Identification No. 38-0710690


                               ONE KELLOGG SQUARE
                        BATTLE CREEK, MICHIGAN 49016-3599
          (Address of principal executive offices) (including zip code)

                   Registrant's telephone number: 269-961-2000

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Item 9. Regulation FD Disclosure

     On August 12, 2002, the chairman of the board, president and chief executive officer, and the chief financial officer, of Kellogg Company submitted sworn statements to the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended, and Order No. 4-460 issued on June 27, 2002. Copies of the statements are attached as Exhibits 99(a) and (b).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Kellogg Company
                                                     (Registrant)



Dated: August 12, 2002                               By /s/ John A. Bryant
                                                     John A. Bryant
                                                     Senior Vice President and
                                                     Chief Financial Officer

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Table of Contents


                                  EXHIBIT INDEX

Exhibit No.

99(a) Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99(b) Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings